UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.
Date of Report (Date of earliest event reported): May 10, 2010
MEDCATH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-33009 (Commission File Number)	56-2248952 (IRS Employer Identification No.)
10720 Sikes Place
Charlotte, North Carolina 28277
(Address of principal executive offices, including zip code)
(704) 815-7700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On May 6, 2010, MedCath Corporation (the “Company”) furnished to the Securities and Exchange Commission a Form 8-K reporting the issuance of a press release dated May 5, 2010, announcing its results of operations for the fiscal quarter ended March 31, 2010. A copy of the press release was furnished as Exhibit 99.1 to the Form 8-K along with supplemental financial information furnished therewith as Exhibit 99.2. The press release and the supplemental unaudited financial information referred to and contained, respectively, impairment charges of $19.5 million, $19.4 and $0.1 million of which related to property and equipment and an investment held within the MedCath Partners Division, respectively. Subsequent to the issuance of the aforementioned information and prior to the filing of the Company’s Form 10Q on May 10, 2010, the Company finalized its impairment analysis for its fiscal quarter ended March 31, 2010, as it related to its long-lived assets, and increased the total impairment charges to $20.1 million.
The Company is furnishing as Exhibit 99.1, updated calculations of its previously provided financial measures that are not generally accepted accounting principles (“non-GAAP”), such as adjusted earnings before interest, taxes, depreciation, and amortization (“Adjusted EBITDA”) and adjusted diluted (loss) earnings per share from continuing operations (“Adjusted EPS”). Adjusted EBITDA represents MedCath’s (loss) income from continuing operations, net of taxes before interest expense; loss on early extinguishment of debt; income tax (benefit) expense; depreciation; amortization; share-based compensation expense; loss on disposal of property, equipment and other assets; interest and other income; equity in net earnings of unconsolidated affiliates; net income attributable to noncontrolling interests; impairment of property, equipment, and equity method investment; loss on note receivable; and pre-opening expense. Adjusted EPS represents MedCath’s diluted (loss) earnings per share adjusted for share-based compensation expense; loss on early extinguishment of debt; impairment of property, equipment, and equity method investment; loss on note receivable; and pre-opening expense. MedCath’s management uses Adjusted EBITDA to measure the performance of MedCath’s various operating entities, to compare actual results to historical and budgeted results, and to make capital allocation decisions. Management provides Adjusted EBITDA and Adjusted EPS to investors to assist them in performing their analyses of MedCath’s historical operating results. Further, management believes that many investors in MedCath also invest in, or have knowledge of, other healthcare companies that use Adjusted EBITDA and Adjusted EPS.
Because Adjusted EBITDA and Adjusted EPS are non-GAAP measures, Adjusted EBITDA and Adjusted EPS, as defined above, may not be comparable to other similarly titled measures of other companies. MedCath has included a supplemental schedule with the financial statements that accompanies this press release that reconciles historical Adjusted EBITDA to MedCath’s (loss) income from continuing operations and Adjusted EPS to diluted EPS from continuing operations.
Item 9.01. Financial Statements and Exhibits
Exhibit 99.1 Supplemental Financial Disclosures — Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures dated May 10, 2010
Exhibit 99.1 listed in this Item 9.01 are being furnished under Item 2.02 and shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDCATH CORPORATION
Date: May 10, 2010	By:	/s/ James A. Parker
James A. Parker
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Supplemental Financial Disclosures — Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures dated May 10, 2010